                                                                    Exhibit 4.34


         ASSUMPTION AGREEMENT, dated as of December 29, 2000, made by each of ANC Financial Corporation, a Delaware corporation, ANC IT Collector Corporation, a Delaware corporation, ARC-TM Properties, LLC, a Delaware limited liability company, NCR Affiliate Servicer Properties, LLC, a Delaware limited liability company, and ANC Financial Properties, LLC, a Delaware limited liability company (collectively, the "ADDITIONAL GRANTORS"), in favor of LEHMAN COMMERCIAL PAPER INC., as administrative agent and collateral agent (in such capacities, the "ADMINISTRATIVE AGENT") for the banks and other financial institutions (the "LENDERS") parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, ANC RENTAL CORPORATION (the "BORROWER"), the Lenders and the Administrative Agent have entered into an Amended and Restated Credit Agreement, dated as of June 30, 2000 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT");

         WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Grantors) have entered into the Guarantee and Collateral Agreement, dated as of June 30, 2000 (as amended, supplemented or otherwise modified from time to time, the "GUARANTEE AND COLLATERAL AGREEMENT") in favor of the Administrative Agent for the benefit of the Lenders;

         WHEREAS, the Credit Agreement requires each Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

         WHEREAS, the Additional Grantors have agreed to execute and deliver this Assumption Agreement in order to become parties to the Guarantee and Collateral Agreement;

         NOW, THEREFORE, IT IS AGREED:

         1. GUARANTEE AND COLLATERAL AGREEMENT. By executing and delivering this Assumption Agreement, each Additional Grantor, as provided in Section 8.15 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules specified on such Annex 1-A to the Guarantee and Collateral Agreement. Each Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement as it relates to such Additional Grantor is true and correct on and as of the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

         2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, each of the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.


                                        ANC FINANCIAL CORPORATION


                                        By:  /s/ LELAND F. WILSON
                                             -------------------------------
                                             Leland F. Wilson
                                             Vice President and Treasurer

                                        ANC IT COLLECTOR CORPORATION


                                        By:  /s/ LELAND F. WILSON
                                             -------------------------------
                                             Leland F. Wilson
                                             Vice President and Treasurer

                                        ARC-TM PROPERTIES, LLC


                                        By:  /s/ LELAND F. WILSON
                                             -------------------------------
                                             Leland F. Wilson
                                             Vice President and Treasurer

                                        ANC FINANCIAL PROPERTIES, LLC


                                        By:  /s/ LELAND F. WILSON
                                             -------------------------------
                                             Leland F. Wilson
                                             Vice President and Treasurer


                                        NCR AFFILIATE SERVICER PROPERTIES, LLC


                                        By:  /s/ LELAND F. WILSON
                                             -------------------------------
                                             Leland F. Wilson
                                             Vice President and Treasurer

                                                                       Annex 1-A
                                                         to Assumption Agreement

SCHEDULES 1 THROUGH 7, INCLUSIVE, TO THE GUARANTEE AND COLLATERAL AGREEMENT ARE HEREBY SUPPLEMENTED AS FOLLOWS:

SCHEDULE 1 - Notice Address of each Additional Grantor:

200 South Andrews Avenue
Fort Lauderdale, FL  33301

SCHEDULE 2 - Description of Pledged Securities:


         ISSUER                                     OWNERSHIP                    CERTIFICATE       NO. OF SHARES
                                                                                      NO.          (PERCENTAGE OF
                                                                                                      INTEREST)
ANC Financial Corporation                   ANC Rental Corporation                     1                1,000
ANC IT Collector Corporation                ANC Information Technology Holding         1                 100
                                              Inc.
ARC-TM Properties, LLC                      ARC-TM, Inc.                               1                 100%
NCR Affiliate Servicer Properties, LLC      NCR Affiliate Servicer, Inc.               1                 100%
ANC Financial Properties, LLC               ANC Financial Corporation                  1                 100%

SCHEDULE 3 - Filings and other Actions Required to Perfect Security Interest:

Filing of UCC-1 Financing Statements with Secretaries of State of the States of Delaware and Florida for each Additional Grantor. In addition, UCC-1 Financing Statements shall be filed with the Secretaries of State of the following States:

ARC-TM Properties, LLC:                     New Mexico

NCR Affiliate Servicer Properties, LLC:     South Carolina

ANC Financial Properties, LLC:              Minnesota

SCHEDULE 4 - Jurisdiction of Organization and Location of Chief Executive
             Office:

Grantors:                                            ANC Financial Corporation, ANC IT Collector Corporation,
                                                     ARC-TM Properties, LLC, NCR Affiliate Servicer Properties,
                                                     LLC, ANC Financial Properties, LLC

Jurisdiction of Organization:                        Delaware

Location of Chief Executive Office:                  200 South Andrews Avenue
                                                     Fort Lauderdale, FL  33301


SCHEDULE 5 - Locations of Inventory and Equipment:

ARC-TM Properties, LLC:                     Albuquerque, New Mexico

NCR Affiliate Servicer Properties, LLC:     Goose Creek, South Carolina

ANC Financial Properties, LLC:              Minneapolis, Minnesota

SCHEDULE 6 - Intellectual Property:

Odyssey license

SCHEDULE 7 - Contracts:

Operating Agreements of each of ARC-TM Properties, LLC, NCR Affiliate Servicer Properties, LLC and ANC Financial Properties, LLC

         ASSUMPTION AGREEMENT, dated as of December 29, 2000, made by each of ANC Financial Corporation, a Delaware corporation, ANC IT Collector Corporation, a Delaware corporation, ARC-TM Properties, LLC, a Delaware limited liability company, NCR Affiliate Servicer Properties, LLC, a Delaware limited liability company, and ANC Financial Properties, LLC, a Delaware limited liability company (collectively, the "ADDITIONAL GRANTORS"), in favor of CONGRESS FINANCIAL CORPORATION (FLORIDA), as administrative agent and collateral agent (in such capacities, the "ADMINISTRATIVE AGENT") for the banks and other financial institutions (the "LENDERS") parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, ANC RENTAL CORPORATION (the "BORROWER"), the Lenders and the Administrative Agent have entered into an Amended and Restated Credit Agreement, dated as of June 30, 2000 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT");

         WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Grantors) have entered into the Guarantee and Collateral Agreement, dated as of June 30, 2000 (as amended, supplemented or otherwise modified from time to time, the "GUARANTEE AND COLLATERAL AGREEMENT") in favor of the Administrative Agent for the benefit of the Lenders;

         WHEREAS, the Credit Agreement requires each Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

         WHEREAS, the Additional Grantors have agreed to execute and deliver this Assumption Agreement in order to become parties to the Guarantee and Collateral Agreement;

         NOW, THEREFORE, IT IS AGREED:

         1. GUARANTEE AND COLLATERAL AGREEMENT. By executing and delivering this Assumption Agreement, each Additional Grantor, as provided in Section 8.15 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules specified on such Annex 1-A to the Guarantee and Collateral Agreement. Each Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement as it relates to such Additional Grantor is true and correct on and as of the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

         2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, each of the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                        ANC FINANCIAL CORPORATION


                                        By:  /s/ LELAND F. WILSON
                                             -------------------------------
                                             Leland F. Wilson
                                             Vice President and Treasurer

                                        ANC IT COLLECTOR CORPORATION


                                        By:  /s/ LELAND F. WILSON
                                             -------------------------------
                                             Leland F. Wilson
                                             Vice President and Treasurer

                                        ARC-TM PROPERTIES, LLC


                                        By:  /s/ LELAND F. WILSON
                                             -------------------------------
                                             Leland F. Wilson
                                             Vice President and Treasurer

                                        ANC FINANCIAL PROPERTIES, LLC


                                        By:  /s/ LELAND F. WILSON
                                             -------------------------------
                                             Leland F. Wilson
                                             Vice President and Treasurer



                                        NCR AFFILIATE SERVICER PROPERTIES, LLC


                                        By:  /s/ LELAND F. WILSON
                                             -------------------------------
                                             Leland F. Wilson
                                             Vice President and Treasurer

                                                                       Annex 1-A
                                                         to Assumption Agreement

SCHEDULES 1 THROUGH 7, INCLUSIVE, TO THE GUARANTEE AND COLLATERAL AGREEMENT ARE HEREBY SUPPLEMENTED AS FOLLOWS:

SCHEDULE 1 - Notice Address of each Additional Grantor:

200 South Andrews Avenue
Fort Lauderdale, FL  33301

SCHEDULE 2 - Description of Pledged Securities:


            ISSUER                                 OWNERSHIP                     CERTIFICATE       NO. OF SHARES
                                                                                      NO.          (PERCENTAGE OF
                                                                                                      INTEREST)
ANC Financial Corporation                   ANC Rental Corporation                     1                1,000
ANC IT Collector Corporation                ANC Information Technology Holding         1                 100
                                              Inc.
ARC-TM Properties, LLC                      ARC-TM, Inc.                               1                 100%
NCR Affiliate Servicer Properties, LLC      NCR Affiliate Servicer, Inc.               1                 100%
ANC Financial Properties, LLC               ANC Financial Corporation                  1                 100%

SCHEDULE 3 - Filings and other Actions Required to Perfect Security Interest:

Filing of UCC-1 Financing Statements with Secretaries of State of the States of Delaware and Florida for each Additional Grantor. In addition, UCC-1 Financing Statements shall be filed with the Secretaries of State of the following States:

ARC-TM Properties, LLC:                     New Mexico

NCR Affiliate Servicer Properties, LLC:     South Carolina

ANC Financial Properties, LLC:              Minnesota

SCHEDULE 4 - Jurisdiction of Organization and Location of Chief Executive
             Office:

Grantors:                                            ANC Financial Corporation, ANC IT Collector Corporation,
                                                     ARC-TM Properties, LLC, NCR Affiliate Servicer Properties,
                                                     LLC, ANC Financial Properties, LLC

Jurisdiction of Organization:                        Delaware

Location of Chief Executive Office:                  200 South Andrews Avenue
                                                     Fort Lauderdale, FL  33301

SCHEDULE 5 - Locations of Inventory and Equipment:

ARC-TM Properties, LLC:                     Albuquerque, New Mexico

NCR Affiliate Servicer Properties, LLC:     Goose Creek, South Carolina

ANC Financial Properties, LLC:              Minneapolis, Minnesota

SCHEDULE 6 - Intellectual Property:

Odyssey license

SCHEDULE 7 - Contracts:

Operating Agreements of each of ARC-TM Properties, LLC, NCR Affiliate Servicer Properties, LLC and ANC Financial Properties, LLC